Supplement dated November 12, 2026
to the Prospectus and Summary Prospectus, as supplemented (as applicable), of each of the following funds (the Funds):
Fund	Prospectus/Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Directional Alternative Strategies Fund	9/1/2026
Multi-Manager Large Cap Growth Strategies Fund	8/1/2026
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2026
Effective January 1, 2027 (the Effective Date), the eligible purchasers of the Funds will be expanded to make the Funds available through wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates and other accounts maintained by Ameriprise Financial for its clients. Accordingly, on the Effective Date, all applicable sections of each Fund's Prospectus and Summary Prospectus will be revised to reflect the expanded eligibility.
Shareholders should retain this Supplement for future reference.
SUP000_00_190_(11/26)